THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT (i) UNDER COVER OF A REGISTRATION STATEMENT UNDER THE ACT WHICH IS EFFECTIVE AND CURRENT WITH RESPECT TO THIS WARRANT OR SUCH SHARES OF COMMON STOCK, AS THE CASE MAY BE, OR (ii) PURSUANT TO THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR TRANSFER.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Common Stock Purchase Warrant Certificate

No. 04-01-99A

Dated: April 1, 1999

Two Hundred and Forty Thousand (240,000) Warrants

to Purchase Two Hundred and Forty Thousand (240,000)

Shares of Perma-Fix Environmental Services, Inc.

Common Stock, $.001 Par Value Per Share

VOID AFTER 5:00 P.M., UNITED STATES EASTERN STANDARD TIME

on

April 1, 2003

          FOR VALUE RECEIVED, PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), hereby certifies that Strategic Growth International, Inc., or any permitted assignee thereof (the "Holder"), is entitled to purchase from the Company, at any time in whole, or from time to time in part, during the period commencing from the date of this Warrant and ending at 5:00 p.m. Eastern Standard Time on April 1, 2003 (the "Exercise Period"), up to two hundred and forty thousand (240,000) fully paid and non-assessable shares of the Company's common stock, par value $.001 per share ("Common Stock"), at a purchase price of $1.20 per share; provided, however, that the number of shares of Common Stock to be issued and delivered by the Company upon any exercise of this Warrant and the purchase price to be paid for each share shall be subject to adjustments from time to time as hereinafter provided in this Warrant.

1.      Exercise of Warrant and Shareholder Approval. This Warrant may be exercised, as a whole at any one time or in part from time to time, during the Exercise Period, by the Holder by the surrender of this

Warrant (with the subscription form at the end hereof duly executed by the Holder) at the address set forth in Section 9 hereof, together with payment in the manner hereinafter set forth, of an amount equal to the Warrant Price in effect at the date of such exercise multiplied by the total number of Warrant Shares to be purchased upon such exercise. Payment for Warrant Shares shall be made by a cashier's or certified check or money order, payable in New York Clearing House funds, to the order of the Company. If this Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised. Upon any exercise and surrender of this Warrant, the Company (a) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) will deliver to the Holder such other securities and properties which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2.     Reservation of Warrant Shares.

        2.1     The Company covenants and agrees that all Warrant Shares which may be acquired by the Holder under this Warrant will, when issued and upon delivery, be duly and validly authorized and issued, fully paid and non-assessable, and free from all restrictions on the sale or transfer thereof, except such restrictions as may be imposed under applicable federal and state securities laws and applicable exchange on which the Common Stock may be listed, and free and clear of all preemptive rights.

        2.2     The Company covenants and agrees that it will, at all times, reserve and keep available an authorized number of shares of its Common Stock and other applicable securities sufficient to permit the exercise in full of this Warrant; and, if at the time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action at its next annual meeting of stockholders as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of
                  Incorporation.

3.     Protection Against Dilution.

        3.1     If the Company at any time, or from time to time, while this Warrant Certificate is outstanding shall declare or pay, without consideration, any dividend on the Common
                  Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or if the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of shares of Common Stock issuable upon the exercise of this Warrant Certificate or the Exercise Price shall be appropriately adjusted such that immediately after the happening of any such event, the proportionate number of shares of Common Stock issuable immediately prior to the happening of such event shall be the number of shares of Common Stock issuable subsequent to the happening of such event.

        3.2     In case of any consolidation or merger of the Company in which the Company is not the surviving entity, or in case of any sale or conveyance by the Company to another entity of all or substantially all of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right thereafter, upon exercise of this Warrant, to receive the kind and amount of securities, cash or other property which the Holder would have owned or been entitled to receive immediately after such consolidation, merger, sale or conveyance had this Warrant been exercised in full immediately prior to the effective date of such consolidation, merger, sale or conveyance, and in any such case, if necessary, appropriate adjustment shall be made in the application thereafter of the provisions of this Section 3.2 with respect to the rights and interests of the Holder to the end that the provisions of this Section 3.2 thereafter shall be correspondingly applicable, as nearly as may be, to such securities and other property.

4.     Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the Warrant Price. The
        Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issuance of any Warrant Share or certificate therefor.

5.     Investment Representation and Transferability.

       5.1     By acceptance hereof, the Holder represents and warrants that this Warrant is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant will be acquired, by the Holder solely for the account of such Holder, and not with a view to the fractionalization and distribution thereof, and will not be sold or transferred except in accordance with the applicable provisions of the Securities
                 Act of 1933, as amended (the "Act") and the rules and regulations of the Commission promulgated thereunder. The Holder covenants and agrees that this Warrant and the Warrant Shares will not be sold or transferred except under cover of a
                 Registration Statement under the Act which the Commission has declared effective and the applicable state securities laws and which is current with respect to such Warrant and the Warrant Shares or pursuant to an opinion of counsel reasonably satisfactory to the

                 Company that registration under the Act and the applicable state securities laws is not required in connection with such sale or transfer. Any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

                           The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are restricted securities within the meaning thereof. Such securities may not be sold or transferred except pursuant to a Registration Statement under such Act and applicable state securities laws which is effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that such sale or transfer is exempt from the registration requirements of such Act.

       5.2     The Holder agrees that the Company may refuse to permit the sale, transfer or disposition of this Warrant or any of the Warrant Shares unless there is in effect a Registration
                 Statement under the Act and any applicable state securities law covering such transfer or the Holder furnishes an opinion of counsel, reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

       5.3     The Holder understands that under the Act, this Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available with respect to any proposed transfer or disposition of the Warrant or the Warrant Shares.

6.     Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the
        Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the
        Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

7.     Warrant Holder Not Shareholder. This Warrant shall not be deemed to confer upon the
        Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.     Piggyback Registration Rights. Subject to the terms of this section 8, if, at any time during the
        Exercise Period, the Company proposes to register any of its equity securities under the Act
        (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such form or in connection with any merger, consolidation, acquisition or exchange offer, (iii) in connection with a rights offering exclusively to existing holders of

        Common Stock, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Act), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holder of its intention to do so. If Holder notifies the
        Company within twenty (20) days after receipt of any such notice of its desire to include any Warrant shares held by such Holder or Warrant shares underlying Warrants held by such Holder in such proposed registration statement, the Company shall afford any such Holder of the opportunity to have any such Warrant shares held by such Holder or Warrant shares underlying Warrants held by such Holder, registered under such registration statement (sometimes referred to herein as the "Piggyback Registration").

        Notwithstanding the provisions of this Section 8, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 8 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

        If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their reasonable opinion based upon market conditions the number of securities requested to be included in such registration exceeds the number that can be sold in such offering of would impair the pricing of such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, up to the full number of applicable Common Stock requested to be included in such registration by holders of Common Stock with prior or superior piggyback registration rights, (iii) third, the number of applicable total Warrant shares requested to be included in such registration, pro rata among the Holders of the Warrant Agreements on the basis of the number of shares requested by such Holders of the Warrant Agreements to be included and which, in the opinion of the managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, and (iv) fourth, other securities to be included in such registration.

9.     Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing, by hand or fax, by certified or registered mail, return receipt requested, postage prepaid, or by U. S. Express Mail service, or by private overnight mail service (e.g., Federal
        Express). Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or by fax, (b) on the business day immediately subsequent to mailing, if sent by U.S. Express Mail service or private overnight mail service, or (c) five (5) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 9) to:

                     If to the Company:            Perma-Fix Environmental Services, Inc.
                                                               1940 Northwest 67th Place
                                                               Gainesville, Florida 32606-1649
                                                               Attention:  Dr. Louis F. Centofanti
                                                                                 Chief Executive Officer
                                                              Fax No.: (352) 373-0040

                     If to the Holder:                Strategic Growth International, Inc.
                                                              111 Great Neck Road, Suite 606
                                                              Great Neck, NY 11021-5402
                                                              Attention: Stan Altschuler
                                                              Fax No.: (516) 829-8319

10.     Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.     Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

Dated as of April 1, 1999

                                                                           PERMA-FIX ENVIRONMENTAL
                                                                           SERVICES, INC.

                                                                            By____________________________________
                                                                                 Dr. Louis F. Centofanti
                                                                                 Chief Executive Officer

                                                                           (the "Company")

                                                                           STRATEGIC GROWTH INTERNATIONAL, INC.

                                                                           By____________________________________
                                                                                Stan Altschuler

                                                                           (the "Holder")

SUBSCRIPTION

          The undersigned, ________________________, pursuant to the provisions of the attached Warrant, hereby irrevocably elects to subscribe for and purchase ____________________ shares of the Common Stock of PERMA-FIX ENVIRONMENTAL SERVICES, INC., covered by said Warrant, and hereby tenders payment by delivery of $________________in cash or by certified or official bank check for the exercise price per share required under the Warrant which accompanies this notice.

Dated:______________________________________
Signature:___________________________________
Address:____________________________________
Tax Identification or
Social Security Number________________________

ASSIGNMENT

          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers unto _________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _________________________, attorney, to transfer said Warrant on the books of PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:______________________________________
Signature:___________________________________
Address:____________________________________
Tax Identification or
Social Security Number________________________

PARTIAL ASSIGNMENT

          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers unto _________________________________ the right to purchase _________ shares of the Common Stock of PERMA-FIX ENVIRONMENTAL SERVICES, INC. by the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _________________________, attorney, to transfer that part of said Warrant on the books of PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:______________________________________
Signature:___________________________________
Address:____________________________________
Tax Identification or
Social Security Number________________________